UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         July 12, 2005
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                         Juniata Valley Financial Corp.
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             (Exact name of registrant as specified in its charter)

       Pennsylvania                      2-81699                  23-2235254
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  (State or other jurisdiction        (Commission               (IRS Employer
        of incorporation)             File Number)           Identification No.)

   Bridge and Main Streets, Mifflintown, Pennsylvania               17059
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        (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code        (717) 436-8211
                                                   -----------------------------

                                      N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01      OTHER EVENTS

Juniata Valley Financial Corp. issued the press release attached as Exhibit 99.1 on July 13, 2005.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(c)  The company's July 13, 2005 press release is attached as Exhibit 99.1


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July 13, 2005

                                               JUNIATA VALLEY FINANCIAL CORP.


                                               By:   /s/ Francis J. Evanitsky
                                                  ------------------------------
                                               Name:  Francis J. Evanitsky
                                               Title: President, CEO and CFO

                                  EXHIBIT INDEX

99.1     July 13, 2005 Press Release